Capital Stock	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Capital Stock
CAPITAL STOCK

In March 2008, the Company's Board of Directors authorized an amendment to the 2007-authorized share repurchase program which allowed the Company to repurchase up to 3,000,000 shares of its common stock. During fiscal 2011, the Company repurchased approximately 1,360,000 shares of its common stock at an aggregate cost of $55,308,000 to complete the 2007-authorized repurchase program, as amended.

In December 2011, the Company's Board of Directors authorized a share repurchase program which allowed the Company to repurchase up to 1,500,000 shares of its common stock. During fiscal 2012, the Company repurchased 1,500,000 shares of its common stock at an aggregate cost of $61,275,000 to complete the 2011-authorized repurchase program.

In January 2013, the Company's Board of Directors authorized a new share repurchase program which allows the Company to repurchase up to 1,500,000 shares of its common stock. During fiscal 2013, the Company repurchased 729,000 shares of its common stock at an aggregate cost of $38,692,000 and 771,000 shares remain available for repurchase under the repurchase program. Under its share repurchase program, the Company can purchase common stock in open market transactions, block purchases or privately negotiated transactions, and may from time to time purchase shares pursuant to a trading plan in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act, or by any combination of such methods. The number of shares to be purchased and the timing of the purchases are based on a variety of factors, including, but not limited to, the level of cash balances, credit availability, general business conditions, regulatory requirements, the market price of the Company's stock and the availability of alternative investment opportunities. No time limit was set for completion of repurchases under the new authorization and the program may be suspended or discontinued at any time.